EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Seychelle Environmental Technologies, Inc. (the "Company") on Form 10-K as filed with the Securities and Exchange Commission (the "Report"), I, Richard Parsons, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 23, 2014

By:	/s/ Richard Parsons
Richard Parsons Chief Executive Officer